UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Lincoln Street, Mailstop: SFC0805	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: February 28, 2022

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (in U.S. dollar terms) (“TAIEX”) gained 0.26% during the six months ended February 28, 2022. The Taiwan equity market was impacted by a number of factors, including the regulatory and economic environment in mainland China, the COVID-19 Omicron variant, monetary policy tightening by the United States Federal Reserve (“Fed”) and the outbreak of war in Ukraine.

The Taiwan Fund, Inc.’s (the “Fund”) total return based on net asset value (“NAV”) for the six months ended February, including reinvestment of the dividend and capital gain paid on January 10, 2022, was 1.84%, an outperformance of 1.58% when compared to its benchmark, the TAIEX. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

The Fund paid a dividend of $2.9227 per share on January 10, 2022 to stockholders of record on December 28, 2021 with an ex-dividend date of December 27, 2021.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager (unaudited)

Market Review

For the six-month period ended February 28, 2022, the TAIEX Total Return Index (“TAIEX”) returned 0.26% in U.S. dollar terms. As was the case in the global equity market, Taiwan’s equity market experienced periods of volatility during the reporting period.

Early in the period there continued to be unpredictable events in mainland China, which provided two major catalysts for fresh concern. First, Evergrande, a private-sector Chinese property developer and home builder, defaulted on some of its debt payments, which led to some concerns over Taiwan’s financial sector. Second, several factories on the mainland were closed at the end of September, driven by a need to achieve policy objectives for carbon emissions.

In October, Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) provided positive fourth quarter guidance and a solid outlook for 2022 demand. The company expects capacity to stay fully utilized through 2022, driven by increasing market share and the inclusion of higher value chips in end-products. In November, the COVID-19 variant Omicron emerged and negatively impacted investor sentiment. However, the market rallied sharply at the end of the year.

The first two months of 2022 have presented the market with a number of challenges. With inflation remaining elevated, a number of central banks, including the U.S. Federal Reserve, have signaled their intent to begin raising interest rates in the near future. Then, toward the end of the reporting period, Russia invaded Ukraine, causing commodity prices to rise sharply and leading to increased market volatility.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the six months ending February 28, 2022, including reinvestment of the dividend, was 1.84%, an outperformance of 1.58% when compared to its benchmark, the TAIEX.

Portfolio activity

The Fund outperformed the benchmark (TAIEX) during the reporting period. The allocation to Information Technology added to outperformance, while losses in Health Care and the Financials detracted. Underlying this performance is a tale of two very different quarters covered in this semi-annual report- the first quarter of this fiscal year was characterized by strong performance, which was then mostly reversed in the second quarter. The driving force for this reversal has been the rotation from growth to value stocks and is part of a wider, global phenomenon.

Going into the second quarter, we held only around a 2% position in the Financials sector and were overweight Information Technology so we gave back a lot of our first quarter gains as the market rotated. As of the date of this report, we still view the long-term situation as positive for our Technology stock picks and are resisting the temptation to attempt to time the market. We express our view on risk in our cash allocation, which was higher than average (approximately 6%) over the period. We are putting this money to work now as we think we are near a point of maximum pessimism in the market.

In terms of stock selection, we benefited from overweight positions in several stocks, most notably Alchip Technologies Ltd., Unimicron Technology Corp., Faraday Technology Corp., and Advanced Energy Solution Holding Co., Ltd. The first three of these names are all related to the Upstream Semiconductor industry, which has benefited from the widely publicized lack of supply in the face of enormous demand from various applications for the latest chips, including in servers, desktops and notebooks.

In terms of the portfolio positioning in Financials, we increased our allocation to the sector over the reporting period from 2% to 6%, yet were consistently underweight throughout and do not intend to increase allocation to this sector. We believe that at this point, ongoing risks from the conflict in Eastern Europe make the sector an unattractive risk/reward proposition. Exposure to Russian sovereign risk within the Insurance space in Taiwan cannot be ring-fenced because the major players are all structured within Financial Holding Companies, which also include the major local banks.

Market Outlook

Some media outlets are comparing Taiwan’s position to that of Ukraine. The superficial differences aside, in our view this comparison does not stand up to any serious degree of scrutiny.

Nonetheless, we have seen signs of foreign investor concerns, for example when the American Depositary Receipts (ADRs) of TSMC recently began trading at a discount to local stock for the first time since the COVID-19 market downturn.

Russia’s invasion of Ukraine, along with the surprisingly unified response from the democratic world, has made chances of a similar tragedy in Taiwan even less likely than before. In China, cooler heads prevail, despite all the inflammatory rhetoric in the media on the Taiwan issue. Russia’s rapid economic collapse at the hands of a coordinated and stunningly effective series of global sanctions is all the more reason not to expect Beijing to emulate.

Turning to the supply chain for commodities linked to semiconductor manufacturing, our industry sources indicate there is no immediate threat to the overall semiconductor supply chain. Neon gas is a consumable, however it has a relatively low volume of usage within the wafer manufacturing process. Furthermore, the industry has already been diversifying their suppliers of essential raw materials. From the demand side, Russia accounts for less than 0.1% of global chip purchases, according to the Semiconductor Industry Association. However, as the war drags on in Ukraine, there is increasing risk of global demand destruction driven by the associated commodity price inflation.

If we do see significant reduction in demand, the supply chain may very quickly turn from being tight to over-supply. In such a situation, the second quarter of 2022 would be subject to a re-rating of the Technology supply chain and significant price volatility. With this risk in mind, we are exercising discipline in our single-stock exposure to our preferred names. Should we see such a sell-off in the first half of 2022, we should have enough cash on hand to find long-term winners at very favorable market valuations.

At the very least, we have entered a time of high uncertainty in markets and in geopolitics. How the risks play out in the coming months is anyone’s guess, however we can take steps to reduce our exposure to the worst outcomes and ensure that we are prepared to invest in the bright, long-term future that will reassert itself after these troubles have passed.

About the Portfolio Manager (unaudited)

Investment Adviser
Allianz Global Investors U.S. (“AllianzGI US”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 700 investment professionals in 23 offices worldwide and managing $765 billion (as of December 31, 2021) in assets for individuals, families and institutions.

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Ms. Xiao joined the firm in 2007 and has 18 years of industry experience. As Senior Portfolio Manager on the Taiwan Equity Team, Corrina manages several investment vehicles focused on Taiwan. She manages the flagship AllianzGI Taiwan Equity mutual fund which has been recognized by Lipper as the number one Taiwan mutual fund over the 3, 5 and 10 year time periods. Corrina was honored with the Citywire “Best Female Fund Manager in the World” award three years in a row 2019-2021.

Before joining Allianz Global Investors, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities for a year. She holds both a master’s and a bachelor’s degree in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for equity and fixed income strategies in Taiwan, covering investment processes, performance and all investment professionals. He is also the chairman of AllianzGI’s Global Allocation Committee in Taiwan and a board member of AllianzGI’s Taiwan Management Council. He has 26 years of industry experience, including 17 years as AllainzGI’s Taiwan CIO.

Prior to joining Allianz GI, Weimin was an Executive Director of Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior, Weimin was the Head of Equity Research at Merrill Lynch in Taiwan and covered Taiwan equity strategy. He graduated from National Chengchi University with a Bachelor degree in Journalism and obtained an MBA from London Business School.

Portfolio Snapshot*

Top Ten Equity Holdings (unaudited)		Top Ten Equity Holdings
Holdings as of February 28, 2022%		Holdings as of August 31, 2021%
Taiwan Semiconductor Manufacturing Co., Ltd.	25.2	Taiwan Semiconductor Manufacturing Co., Ltd.	24.4
Alchip Technologies Ltd.	7.8	Alchip Technologies Ltd.	4.8
Unimicron Technology Corp.	5.1	United Microelectronics Corp.	4.8
Faraday Technology Corp.	4.0	Kinsus Interconnect Technology Corp.	4.0
Nanya Technology Corp.	3.7	Pegavision Corp.	3.9
Formosa Sumco Technology Corp.	3.5	Silergy Corp.	3.6
Cathay Financial Holding Co., Ltd.	3.3	Unimicron Technology Corp.	3.0
Winbond Electronics Corp.	3.2	Gold Circuit Electronics Ltd.	2.9
Pan Jit International, Inc.	3.2	Pan Jit International, Inc.	2.8
ASMedia Technology, Inc.	3.0	Accton Technology Corp.	2.6

Top Ten Industry Weightings (unaudited)		Top Ten Industry Weightings
Weightings as of February 28, 2022%		Weightings as of August 31, 2021%
Semiconductors & Semiconductor Equipment	71.9	Semiconductors & Semiconductor Equipment	65.8
Electronic Equipment, Instruments & Components	9.8	Electronic Equipment, Instruments & Components	9.1
Insurance	5.3	Health Care Equipment & Supplies	4.9
Technology Hardware, Storage & Peripherals	2.6	Metals & Mining	3.5
Health Care Equipment & Supplies	2.5	Communications Equipment	2.6
Electrical Equipment	2.4	Insurance	1.9
Diversified Financial Services	1.2	Health Care Providers & Services	1.7
Auto Components	0.1	Technology Hardware, Storage & Peripherals	1.5
		Textiles, Apparel & Luxury Goods	1.4
		Electrical Equipment	1.2

*	Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Electronic Equipment, Instruments & Components 9.8%
Insurance 5.3%
Technology Hardware, Storage & Peripherals 2.6%
Healthcare Equipment & Supplies 2.5%
Electrical Equipment 2.4%
Diversified Financial Services 1.2%
Auto Components 0.1%
Other Assets and Liabilities, Net 4.2%
Semiconductors & Semiconductor Equipment 71.9%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2022. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2022 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/February 28, 2022 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 95.8%
CONSUMER DISCRETIONARY — 0.1%
Auto Components — 0.1%
Global PMX Co., Ltd.	52,000	$297,699
TOTAL CONSUMER DISCRETIONARY		297,699

FINANCIALS — 6.5%
Diversified Financial Services — 1.2%
Chailease Holding Co., Ltd.	404,000	3,617,050

Insurance — 5.3%
Cathay Financial Holding Co., Ltd.	4,439,000	9,864,445
Fubon Financial Holding Co., Ltd.	2,304,694	6,173,801
		16,038,246
TOTAL FINANCIALS		19,655,296

HEALTHCARE — 2.5%
Health Care Equipment & Supplies — 2.5%
Pegavision Corp. (a)	480,000	7,482,076
TOTAL HEALTHCARE		7,482,076

INDUSTRIALS — 2.4%
Electrical Equipment — 2.4%
Advanced Energy Solution Holding Co., Ltd.	159,000	7,401,284
TOTAL INDUSTRIALS		7,401,284

INFORMATION TECHNOLOGY — 84.3%
Electronic Equipment, Instruments & Components — 9.8%
Hon Hai Precision Industry Co., Ltd.	790,000	2,902,443
Largan Precision Co., Ltd.	45,000	3,242,376
Nan Ya Printed Circuit Board Corp. (a)	392,000	7,326,842
Unimicron Technology Corp.	1,702,000	15,420,296
Yageo Corp.	46,000	740,824
		29,632,781

Semiconductors & Semiconductor Equipment — 71.9%
Alchip Technologies Ltd. (a)	615,000	23,582,130
ASMedia Technology, Inc. (a)	148,000	8,974,496
ASPEED Technology, Inc.	30,000	2,910,647
eMemory Technology, Inc.	125,000	8,226,324
Faraday Technology Corp. (a)	1,245,000	12,101,391
Formosa Sumco Technology Corp. (a)	1,155,000	10,588,015
Globalwafers Co., Ltd. (a)	249,000	6,110,647
Jentech Precision Industrial Co., Ltd.	127,000	1,730,480
Kinsus Interconnect Technology Corp. (a)	611,000	4,947,280
Nanya Technology Corp.	4,052,000	11,143,542
Nuvoton Technology Corp. (a)	839,000	4,085,019
Pan Jit International, Inc. (a)	2,654,000	9,514,072
SDI Corp. (a)	1,094,000	5,111,967
Silergy Corp.	64,000	8,309,613
Sino-American Silicon Products, Inc.	417,000	2,707,116
Taiwan Semiconductor Manufacturing Co., Ltd.	3,529,000	76,030,533
UPI Semiconductor Corp.	149,000	4,124,273
Visual Photonics Epitaxy Co., Ltd. (a)	881,000	3,503,888
Win Semiconductors Corp.	303,000	3,263,992
Winbond Electronics Corp.	8,325,000	9,799,358
		216,764,783

Technology Hardware, Storage & Peripherals — 2.6%
Asia Vital Components Co., Ltd.	537,000	2,107,009
Gigabyte Technology Co., Ltd. (a)	1,124,000	5,612,984
		7,719,993
TOTAL INFORMATION TECHNOLOGY		254,117,557
TOTAL COMMON STOCKS (Cost — $210,634,641)		288,953,912

TOTAL INVESTMENTS — 95.8% (Cost — $210,634,641)		288,953,912

OTHER ASSETS AND LIABILITIES, NET—4.2%		12,568,347

NET ASSETS—100.0%		$301,522,259

Legend:

US $ – United States dollar

(a)	All or a portion of the security is on loan. The market value of the securities on loan on February 28,2022 is $39,080,444, collateralized by U.S. Government securities in the amount of $41,200,900.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 28, 2022 (unaudited)
Assets:
Investments in securities, at value (cost $210,634,641) (Notes 2 and 3)		$288,953,912
Cash		1,020,246
Foreign cash (cost $12,867,948)		12,764,198
Securities lending receivable		132,667
Dividend receivable		27,954
Prepaid expenses		13,437
Total assets		302,912,414

Liabilities:
Payable for securities purchased	$906,272
Accrued management fee (Note 4)	164,952
Payable for Performance adjustment	67,698
Accrued custodian fees	36,520
Accrued audit fees	32,828
Accrued director’s and officer’s fees	28,334
Other payables and accrued expenses	153,551
Total liabilities		1,390,155

Net Assets		$301,522,259

Net Assets Consist of:
Paid in capital		$251,877,913
Total distributable earnings (loss)		$49,644,346

Net Assets		$301,522,259

Net Asset Value, per share ($301,522,259/7,470,494 shares outstanding)		$40.36

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2022 (unaudited)
Investment Income:
Dividends		$1,075,385
Securities lending income		232,504
		1,307,889
Less: Taiwan withholding tax (Note 2)		(187,561)
Total investment income		1,120,328

Expenses:
Management fees (Note 4)	$1,112,209
Performance adjustment	67,698
Directors’ fees	174,054
Custodian fees	148,080
Administration and accounting fees	115,555
Legal fees	48,248
Insurance fees	38,419
Audit fees	32,828
Compliance services fees	29,753
Principal financial officer fees	29,753
Taiwan Tax Guarantor fees	22,120
Stockholder communications	14,212
Transfer agent fees	12,325
Miscellaneous	13,146
Total expenses		1,858,400

Net Investment (Loss)		(738,072)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	12,644,526
Foreign currency transactions	(36,891)
		12,607,635
Net change in unrealized appreciation (depreciation) on:
Investments	(8,286,864)
Foreign currency translations	(205,598)
		(8,492,462)
Net realized and unrealized gain		4,115,173
Net Increase in Net Assets Resulting From Operations		$3,377,101

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2022	Year Ended August 31, 2021
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(738,072)	$302,754
Net realized gain on investments and foreign currency transactions	12,607,635	91,644,682
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,492,462)	37,682,435
Net increase in net assets resulting from operations	3,377,101	129,629,871
Distributions to stockholders from:
Distributable income	(21,829,255)	(24,731,038)
Total distributions to stockholders	(21,829,255)	(24,731,038)
Capital stock transactions (Note 6):
Reinvestment of distributions	59,145	60,275
Total capital stock transactions	59,145	60,275
Increase (decrease) in net assets	(18,393,009)	104,959,108

Net Assets
Beginning of period	319,915,268	214,956,160
End of period	$301,522,259	$319,915,268

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended		Year Ended August 31,
	February 28, 2022		2021	2020	2019†	2018	2017
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$42.83		$28.79	$20.80	$23.05	$24.11	$19.80
Income from Investment Operations:
Net investment income (loss)(a)	(0.10)		0.04	0.06	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.55		17.31	9.54	(0.87)	(0.65)	4.10
Total from investment operations	0.45		17.35	9.60	(0.66)	(0.43)	4.30
Less Distributions to Stockholders from:
Net investment income	(0.48)		(0.38)	(1.47)	—	(0.66)	—
Net realized gains	(2.44)		(2.93)	(0.23)	(1.71)	—	—
Total distributions to stockholders	(2.92)		(3.31)	(1.70)	(1.71)	(0.66)	—
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.00	(b)	0.00 (b)	0.09	0.12	0.03	0.01

Net asset value, end of period	$40.36		$42.83	$28.79	$20.80	$23.05	$24.11

Market value, end of period	$33.83		$35.83	$23.65	$17.84	$19.85	$21.37

Total Return
Per share net asset value(c)	1.84%		66.88%	49.63%	0.49%	(1.46)%	21.77%
Per share market value(c)	2.02%		69.95%	43.31%	0.08%	(4.26)%	26.00%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$301,522		$319,915	$214,956	$159,705	$186,948	$197,571
Ratio of expenses before fee waiver	1.17	%(d)	1.44%	1.70%	1.74%	1.71%	1.78%
Ratio of expenses after fee waiver	1.17	%(d)	1.44%	1.70%	1.73%	1.71%	1.78%
Ratio of net investment income (loss)	(0.46	)%(d)	0.12%	0.23%	1.07%	0.94%	0.99%
Portfolio turnover rate	54	%(e)	242%	241%	115%	112%	89%

(a)	Based on average shares outstanding during the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(d)	Annualized.
(e)	Not annualized.
†	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 28, 2022

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (unaudited) (continued) February 28, 2022

2. Significant Accounting Policies — continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$288,953,912	$—	$—	$288,953,912
Total	$288,953,912	$—	$—	$288,953,912

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 28, 2022, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (unaudited) (continued) February 28, 2022

2. Significant Accounting Policies — continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in securities lending income within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at February 28, 2022, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2022, the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (unaudited) (continued) February 28, 2022

2. Significant Accounting Policies — continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2021, the effects of certain differences were reclassified. The Fund decreased distributable earnings by $46,158,265, and increased paid in capital by $46,158,265.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 28, 2022, purchases and sales of securities, other than short-term securities, aggregated $161,084,433 and $179,779,912, respectively.

Notes To Financial Statements (unaudited) (continued) February 28, 2022

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index”). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.01% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The initial Performance Period was from September 1, 2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Prior to June 1, 2019, the Fund was managed by JF International Management Inc. (“JFIMI”) pursuant to an Investment Management Agreement. Under the terms of the Investment Management Agreement, JFIMI received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.75% per annum of the value of the Fund’s average daily net assets.

For the period September 1, 2021 through February 28, 2022, the management fee was equivalent to an annual rate of 0.74% of the Fund’s weighted average daily net assets which reflected a 0.04% Performance Adjustment, based on the Fund’s net asset value outperforming the Fund’s Benchmark.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Notes To Financial Statements (unaudited) (continued) February 28, 2022

4. Management Fees and Other Service Providers — continued

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 for attending the quarterly Board and Committee meetings. The Fund will pay each Director $2,000 for meetings held on days separate from the quarterly Board meeting.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorized management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. During the six months ended February 28, 2022, the Fund did not repurchase any shares under the Program.

On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

Notes To Financial Statements (unaudited) (concluded) February 28, 2022

6. Fund Shares

At February 28, 2022, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,470,494 were issued and outstanding.

For the period ended February 28, 2022, the Fund did not repurchase any shares of its common stock.

	For the Period Ended February 28, 2022	For the Year Ended August 31, 2021
Shares outstanding at beginning of year	7,468,866	7,466,650
Shares issued from reinvestment of distributions	1,628	2,216
Shares repurchased	—	—
Shares outstanding at end of year	7,470,494	7,468,866

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2021 is as follows:

Year Ended August 31, 2021
Capital Gains	$6,458,787
Ordinary Income	$18,272,251
Total	$24,731,038

As of August 31, 2021, the tax components of accumulated net earnings (losses) were $86,211,818 of Unrealized Appreciation and $17,025,871 of Undistributed Capital Gains and $35,141,189 of post October capital and late-year ordinary losses. For the year ended August 31, 2021, the Fund did not utilize any tax loss carryovers.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At February 28, 2022, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $210,634,641. Net unrealized appreciation of the Fund’s investment securities was $78,319,271 of which $ 85,950,731 was related to appreciated investment securities and $7,631,460 was related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2021, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $871,674 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2021, the Fund paid distributions of $6,458,787 which were designated as long term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (concluded)

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 22, 2021, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 22, 2021. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases. If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to six decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. The Plan Administrator will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least three business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 505000, Louisville, KY 40233-5000. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf. If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions.. The Plan Administrator’s service fees for handling capital gains distributions or income dividends will be paid by the Fund. For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay. Per share fees and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return.

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which maybe payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, http://www.computershare.com/investor or by written notice to the Plan Administrator. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees.

You may also request that the Plan Administrator sell your shares and send you the proceeds, less a service fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay.

Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form.

In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 505000, Louisville, KY 40233-5000 , by telephone at 1-800-426-5523 or through the Internet at http://www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049 Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Aiden Redmond, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)  Not required for this filing.

(a)(2)  Not required for this filing.

(a)(3)  Not required for this filing.

(a)(4)  Not required for this filing.

(b)       There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2021 and as filed in Form N-CSR on November 1, 2021 SEC Accession No. 0001398344-21-020733.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Until December 16, 2020, the Fund had a Discount Management Program (the “Program”) which authorized management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. On December 16, 2020, the Board announced that it has adopted a conditional tender offer policy (the “Policy”) in lieu of the Program. Under the Policy, the Fund would conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five year period ending December 31, 2025 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period. During the six months ended February 28, 2022, the Fund did not repurchase any shares. The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$273,247
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$80,776
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0.00
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$0.00
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$0.00
(4) Net income from securities lending activities	$192,470

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 13. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: May 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Aiden Redmond
Aiden Redmond
President of The Taiwan Fund, Inc.

Date: May 4, 2022

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: May 4, 2022